UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2004

SEGMENTZ, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-49606	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18302 Highwoods Preserve Parkway, Suite 100, Tampa, FL 33647

(Address of principal executive offices – zip code)

(813) 989-2232

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications

ITEM 5.02 DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICER

On November 1, 2004 Segmentz, Inc. announced David Hare’s decision to not serve as a Board member for an additional year. Mr. Hare stated that his primary reason for not serving an additional year is that he would be unable to commit to Segmentz, Inc. the significant amount of time necessary by his continuing to be a member of the board. Jay Taylor will replace David Hare as the chairman of the audit committee.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEGMENTZ, INC.

By:	/s/ Andrew J. Norstrud
Name:	Andrew J. Norstrud
Title:	Chief Financial Officer

Date: November 1, 2004